Exhibit 23.1






                       CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Central Fidelity Banks, Inc.:



We consent to the use of our report incorporated herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                        KPMG PEAT MARWICK LLP


Richmond, Virginia
August 31, 1994